UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 5, 2005
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

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        Delaware                       0-24073               13-3817344
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

     On August 5, 2005 the Company promoted and entered into an employment agreement (the "Agreement") with Eugene Edward Lyons, III (the "Executive") pursuant to which the Company has retained the Executive to serve as the Vice President - IT Services of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Agreement provides for the employment of the Executive for a period of two years commencing on August 5, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $150,000 and participate in the Company's Executive Incentive Plan. The Company will grant to the Executive the option to purchase 32,750 shares of the Company's common stock of which 10,917 shares will vest immediately and the remainder will be subject to a vesting performance structure set by the Board of Directors. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $150 a month allowance for telephone expenses.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to five months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive
(i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

     The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

     On August 5, 2005 the Company entered into a first amendment to employment agreement (the "Amendment") with Chris Brunhoeber (the "Executive") whereby Sections 2(a) and 3(e)(i) of the Employment Agreement (the "Agreement") dated April 25, 2005 are deleted and replaced with the following:

     Section 2(a). Base Salary. Subject to adjustment as set forth below, the Company will pay Executive while he is employed hereunder, an annualized base compensation of not less than One Hundred Five Thousand Dollars ($105,000.00) per year, payable in substantially equal semi-monthly

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installments, or more frequently in accordance with Company's usual payroll policy (the "Base Salary"). Executive shall have a performance and compensation review in January of 2006.

     Section 3(e)(i). If the Company terminates Executive's employment for reasons other than for Cause, or for Executive's death, legal incapacity or disability, or if Executive terminates this Agreement for Good Reason, the obligations of Executive under this Agreement will terminate except that the covenants contained in Section 4(a) shall continue indefinitely, and the obligations in this section shall continue pursuant to their terms. In such event, for a period of five (5) months after the date of Executive's termination, the Company shall pay Executive, in accordance with customary payroll procedures, Executive's base salary as then in effect and, in addition, any Performance Bonus that Executive would have earned in the year he was terminated, prorated as of the date of termination. For such five-month period, the Company shall continue to provide medical coverage to Executive under substantially the same terms as were in effect on the date Executive's employment terminated under this provision. Additionally, any and all vested options, warrants or other securities awarded to Executive pursuant to the Company's Stock Option Plan or any other similar plan or other written option agreement shall, as of the date of Executive's termination, immediately vest and become exercisable and all such vested options, warrants or other securities shall remain exercisable by Executive for the duration of the period during which the options, warrants or other securities would have remained exercisable if Executive had remained employed by the Company. The amounts paid to Executive under this paragraph shall not be affected in any way by Executive's acceptance of other employment during the five-month period described above.

     On August 5, 2005 the Company entered into an employment agreement (the "Agreement") with Elena I. Crosby (the "Executive") pursuant to which the Company has retained the Executive to serve as the Director of Legal and Government Affairs and Corporate Secretary of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Agreement provides for the employment of the Executive for a period of two years commencing on August 5, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $74,000 and participate in the Company's Executive Incentive Plan. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $50 a month allowance for telephone expenses.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to five months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive
(i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

     The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Section 5 - Corporate Governance and Management

Item 5.02(c) Appointment of Certain New Officers

As described above, Mr. Lyons has been promoted as Vice President of IT Services of the Company, effective August 5, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2005


                              DIGITAL FUSION, INC.

                              By:  /s/ Roy E. Crippen, III
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                                   Roy E. Crippen, III, Chief Executive Officer,
                                   and Chairman